UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): January 24, 2002


                           Commission File No. 0-11178
                                               -------


                           UTAH MEDICAL PRODUCTS, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


                      UTAH                               87-0342734
         -------------------------------             ------------------
         (State or other jurisdiction of              (I.R.S. Employer
         incorporation or organization)              Identification No.)


                               7043 South 300 West
                               Midvale, Utah 84047
                              ---------------------
                     Address of principal executive offices


Registrant's telephone number:              (801) 566-1200
                                            --------------

--------------------------------------------------------------------------------

                              ITEM 5. OTHER EVENTS

--------------------------------------------------------------------------------



       On January 24, 2002 the Company announced, by press release, its audited income statement results for 2001.

       Because the 10-K for 2001 will not be filed until late March 2002, the Company is providing additional financial information.

--------------------------------------------------------------------------------

                                   SIGNATURES

--------------------------------------------------------------------------------



   Pursuant to the requirements of the Securities Exchanges Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                UTAH MEDICAL PRODUCTS, INC.
                                                ---------------------------
                                                REGISTRANT





Date:    1/30/02                                By: \s\ Kevin L. Cornwell
      --------------                                ----------------------------
                                                    Kevin L. Cornwell
                                                    CEO


                     UTAH MEDICAL PRODUCTS, INC. AND SUBSIDIARIES
                         CONSOLIDATED CONDENSED BALANCE SHEETS
                               (in thousands - audited)


ASSETS                                               DECEMBER 31, 2001   DECEMBER 31, 2000
------                                               -----------------   -----------------
CURRENT ASSETS:
Cash                                                      $    370          $    414
Accounts receivable - net                                    3,585             3,979
Inventories                                                  3,247             3,005
Other current assets                                           672               666
                                                          --------          --------
Total current assets                                         7,874             8,064

PROPERTY AND EQUIPMENT - NET                                 8,876             9,789

INTANGIBLE ASSETS - NET                                      6,822             7,570
                                                          --------          --------

TOTAL                                                     $ 23,572          $ 25,423
                                                          ========          ========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable                                          $    457          $    683
Accrued expenses                                             2,017             1,963
                                                          --------          --------
Total current liabilities                                    2,474             2,646

NOTES PAYABLE                                                2,501            10,000

DEFERRED INCOME TAXES                                          390               430
                                                          --------          --------

Total liabilities                                            5,365            13,076
                                                          --------          --------

STOCKHOLDERS' EQUITY:
Common stock                                                    50                50
Cumulative foreign currency translation adjustment          (1,816)           (1,559)
Retained earnings                                           19,973            13,856
                                                          --------          --------
Total stockholders' equity                                  18,207            12,347
                                                          --------          --------

TOTAL                                                     $ 23,572          $ 25,423
                                                          ========          ========


                  UTAH MEDICAL PRODUCTS, INC. AND SUBSIDIARIES
                   CONSOLIDATED CONDENSED STATEMENTS OF INCOME
               YEARS ENDED DECEMBER 31, 2001 AND DECEMBER 31, 2000
                 (in thousands, except per share data - audited)



                                                         2001            2000
                                                       --------        --------

NET SALES                                              $ 26,954        $ 27,193

COST OF SALES                                            11,561          12,068
                                                       --------        --------

GROSS MARGIN                                             15,393          15,125
                                                       --------        --------

EXPENSES:

Selling, general and administrative                       5,751           6,190
Research & development                                      364             568
                                                       --------        --------

INCOME FROM OPERATIONS                                    9,278           8,367

Dividend and interest income                                 10              39
Royalty income                                              450             452
Interest expense                                           (370)           (496)
Other, net                                                  111              58
                                                       --------        --------

INCOME BEFORE INCOME TAX EXPENSE                          9,479           8,420

INCOME TAX EXPENSE                                       (3,545)         (3,047)
                                                       --------        --------

NET INCOME                                             $  5,934        $  5,373
                                                       ========        ========

BASIC EARNINGS PER SHARE                               $   1.18        $   0.90
                                                       ========        ========

DILUTED EARNINGS PER SHARE                             $   1.14        $   0.90
                                                       ========        ========

SHARES OUTSTANDING - BASIC                                5,019           5,954
                                                       ========        ========

SHARES OUTSTANDING - DILUTED                              5,210           5,978
                                                       ========        ========

                  UTAH MEDICAL PRODUCTS, INC. AND SUBSIDIARIES
                 CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
                            (in thousands - audited)

                                                      Years ended December 31,
                                                       ----------------------
                                                         2001         2000
                                                       --------     --------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                             $  5,934     $  5,373
                                                       --------     --------
Adjustments to reconcile net income to net
    cash provided by operating activities:
    Depreciation and amortization                         1,933        2,191
    Other adjustments, net                                  110           22
Changes in operating assets and liabilities:
    Accounts receivable - trade                             164           57
    Accrued interest and other receivables                  121          (12)
    Inventories                                            (239)         165
    Prepaid expenses                                        (20)          27
    Accounts payable                                       (208)         149
    Accrued expenses                                         65         (147)
                                                       --------     --------
Net cash provided by operating activities                 7,860        7,825
                                                       --------     --------

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures for:
    Property and equipment                                 (524)        (361)
    Intangible assets                                         0         (250)
Proceeds from sale of property and equipment                  0           11
                                                       --------     --------
Net cash used in investing activities                      (524)        (600)
                                                       --------     --------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock                      316           85
Common stock purchased and retired                         (193)     (11,598)
Proceeds from note payable                                    0        8,950
Repayments of note payable                               (7,499)      (4,884)
                                                       --------     --------
Net cash used in financing activities                    (7,376)      (7,447)
                                                       --------     --------

Effect of exchange rate changes on cash                      (4)         (11)
                                                       --------     --------

NET INCREASE (DECREASE) IN CASH                             (44)        (233)

CASH AT BEGINNING OF PERIOD                                 414          647
                                                       --------     --------

CASH AT END OF PERIOD                                  $    370     $    414
                                                       ========     ========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid during the period for income taxes         $  3,399     $  3,308
  Interest                                             $    370     $    496


                      UTAH MEDICAL PRODUCTS, INC. AND SUBSIDIARIES
                     SELECTED FINANCIAL RATIOS AND OTHER COMPARISONS


                                                                  2001            2000
                                                              -----------     -----------
Gross Profit Margin (% of sales)                                  57.1%           55.6%
Operating Profit Margin (% of sales)                              34.4%           30.8%
Net Profit Margin (% of sales)                                    22.0%           19.8%

EBITDA (million $)                                                11.8            11.1

Current Ratio                                                      3.2             3.0
Accounts Receivable balance (based on latest 90 days sales)       49.1            53.6
Accounts Receivable - portion over 90 days since invoice           6.4%            5.6%
Inventory Turns (based on latest 90 days sales)                    3.6             3.8

Return on Equity                                                  38.8%           34.5%
Return on Assets                                                  24.2%           20.2%
End-of-Year Shares Outstanding                               5,028,803       5,002,803

Growth or (Decline) from Prior Year
       Sales                                                      (0.9%)          (7.6%)
       Gross Profit                                                1.8%           (4.3%)
       Operating Profit                                           10.9%            1.0%
       Net Profit                                                 10.4%           (1.7%)
       Earnings Per Share                                         26.7%           18.3%

